Supplement to

Calvert Variable Series, Inc.
Ameritas Focused MidCap Value Portfolio

Prospectus and Statement of Additional Information dated April 30, 2006
Date of Supplement: March 16, 2007

On March 8, 2007, the Board of Directors of Calvert Variable Series, Inc., of which the Ameritas Focused MidCap Value Portfolio is a series, approved a sub-advisory agreement between Calvert Asset Management Company, Inc. (as the investment advisor) and RiverSource Investments, LLC for the management of the Portfolio. Thus, effective April 30, 2007, the Ameritas Focused MidCap Value Portfolio will be sub-advised by RiverSource. RiverSource is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Further information about this new sub-adviser will be provided in the April 30, 2007 annual update of the Portfolio's Prospectus and Statement of Additional Information.